Exhibit 99.1

Investor Presentation
Third Quarter Update - 2011

Forward-Looking Statements & Non-GAAP Financial
Measures
 Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words
 "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the
 Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward-looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectability of reinsurance; increased rate pressure on premiums;
 obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders;
 obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation
 to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
 Notes on Non-GAAP Financial Measures
 (1)  Net operating income is a non-GAAP measure defined as net income excluding after-tax realized gains and losses.
 (2)  Accident year combined ratio is a non-GAAP measure that the impact of any adverse or favorable development on prior year loss reserves.
 These non-GAAP metrics are common measurements for property and casualty insurance companies. We believe this presentation enhances the understanding of our results by highlighting the underlying profitability of our insurance business. Additionally, these measures are key internal management performance standards.

Presentation Outline
  Overview of Meadowbrook

  The Meadowbrook Approach

  Financial Review

  Key Investment Considerations

I. Overview of Meadowbrook

Overview of Meadowbrook (“MIG”)
Specialty niche focused commercial insurance underwriter and insurance administration services company
  Founded in 1955, organized as holding company in 1985, IPO in 1995
  Headquartered in Southfield, MI
  Platform supports both risk bearing and non-risk bearing opportunities
  Rated “A-” by A.M. Best, with statutory surplus of $378M and shareholders’
 equity of $580M at 9/30/2011
  Approximately $882M of GWP on a TTM* 9/30/11 basis
  25 locations throughout the U.S. and Bermuda with approximately 1,000 employees
 *TTM=Trailing twelve months

Capability Building Through Successful Acquisitions
Retail Agency Only
1955: Founded as a retail insurance agency
Core Capability Build Out
1985: Star Insurance Company
1990: Savers Property & Casualty Insurance Company
1994: American Indemnity Insurance Company
1996: Association Self Insurance Services
1997: Williamsburg National Insurance Company
 Crest Financial Services
1998: Ameritrust Insurance Corporation
 Florida Preferred Administrators, Inc.
1999: TPA Insurance Agency
Continued Synergistic Expansion
2007: USSU
2008: Procentury
Continued Synergistic Expansion
Strategic Staging of Acquisitions
  Meadowbrook actively reviews acquisition
 prospects on a strategic basis and enters into
 transactions that will increase long-term
 shareholder value
  We consider a range of strategic factors when
 looking at acquisitions including:

  Opportunity to leverage our diverse
 revenue platform, by expanding current
 distribution, servicing capabilities, and
 complementary product lines and
 classes
  Ability to attract talented insurance
 professionals that are a good fit with
 Meadowbrook culture
  Opportunity to create “win-win” situation
 by mitigation our downside risk and
 providing seller with opportunity to obtain
 fair value through deal structure

We Have Delivered Results Over Time
Total Revenue ($M)
Net Operating Income ($M)
Shareholders’ Equity ($M)
GAAP Combined Ratio
CAGR* (2007 to Present) = 26%
CAGR* (12/31/2007 to Present) = 19%
CAGR* (2007 to Present) = 20% (excludes unusual Q2
2011 storm losses of $7.8M)
*CAGR=Compound annual growth rate

II. The Meadowbrook Approach

The Meadowbrook Approach
 Our Objective:
  To deliver consistent earnings, across the market cycle, with a target return on average equity of 10% - 17%
  We view objective relative to risk free rate, reinvestment rate
We seek to leverage the unique characteristics of our balanced business model to achieve consistent, profitable results across the market cycle.

Diverse Revenue
Sources
  Earned premium from insurance operations
  Fee revenue from risk management services
  Flexibility to utilize multiple distribution channels
Positioned to Manage
Insurance Cycles
Conservative
Investment
Philosophy
Culture of Disciplined
Underwriting, Claims
Handling & Reserving
  Product, program and geographic diversification
  Admitted market capabilities contribute to stability and higher renewal retention
  Non-admitted capabilities enable opportunistic response in volatile pricing environment
  High-quality fixed income approach to our $1.4B portfolio
  Investment approach reinforces our focus on underwriting profitability
  Insurance subsidiaries rated A- (Excellent) by A.M. Best
  Insurance subsidiary surplus levels can support meaningful premium growth
  Insurance subsidiaries have additional borrowing capacity through FHLB membership
  Generate cash flows from both regulated and non-regulated sources, which provides flexibility
  Manageable debt levels, with access to $35M line of credit
 (no outstanding balance)
Strong Capital and
Liquidity Position
  Team of talented insurance professionals with a wide range of expertise across all functions and lines of business
  Focused on achieving pricing adequacy and adherence to disciplined underwriting standards
Our balanced business model allows us to adapt to changing market conditions and deliver more predictable results.

Diverse Revenue Sources
Insurance Operations
Net Commission & Fee Revenue
Diverse revenue sources enhance the durability of our business model.
  Admitted programs & standard products
  Main Street Excess & Surplus Lines
  Non-admitted programs
  Specialty markets
  Relatively small but provides a valuable
 source of unregulated cash flow
  Agency commission from non-affiliated
 carriers
  Managed program revenue
  Municipality and association clients
TTM 9/30/11
Net Earned Premium: $719.5 M
Pre-Tax Net Earned Premium Profit : $13.5M
Net Investment Income: $54.8M
TTM 9/30/11
Net Commission & Fee Revenue: $31.0 M
Pre-Tax Commission & Fee Income: $7.9M

Main Street Excess
and Surplus Lines
Admitted Programs &
Standard Markets
Non-Admitted
Programs
Specialty Markets
  Homogeneous specialized programs
  Heterogeneous geographic centers
  Promotes specialty agents
  Includes standard market products
  Broad classes of “Main Street”
 commercial risks
  Promotes general agent distribution
  Specialized programs ignored or
 underserved by the standard market
  Promotes wholesalers with specialty
 underwriting authority
TTM 9/30/2011 GWP: $471 M
  Food service industry
  Educators
  Auto re-possessors
  Health and fitness centers
Description
Examples
  Apartments, hotels and motels
  Contractors liability
  Restaurants, bars and taverns
  Convenience stores
  Oil and gas contractors
  Pet-sitters
  Professional liability
  Package delivery
  Irrigation
  Excess workers’ comp
  Environmental
  Marine
  Solutions designed for very specific
 products and market segments
  Includes both admitted and excess &
 surplus lines business
TTM 9/30/2011 GWP: $50 M
TTM 9/30/2011 GWP: $132 M
TTM 9/30/2011 GWP: $229 M

Positioned to Manage Insurance Cycles
Diverse Mix of Business
TTM September 30, 2011 Gross Written Premium Business Mix
  We have built our business to
 create product diversification as
 indicated by the mix of business
  This platform enables us to
 grow our business
 opportunistically with a focus on
 underwriting discipline and
 pricing adequacy
  Our wide range of product
 expertise positions us well to
 support future growth
  Our new business is primarily
 rollover books of business with
 a proven track record of
 profitability

Positioned to Manage Insurance Cycles
Diverse Geographic Distribution
Our regional perspective provides the infrastructure to achieve geographic diversification, while maintaining our effective local touch.
Meadowbrook locations
Top 10 production states (TTM 9/30/2011)
1
2
5
9
10
3
9
6
8
7
Bermuda

Culture of Disciplined Underwriting, Claims
Handling & Reserving

Loss ratio
Expense ratio
2006 - 2011 GAAP and Accident Year Combined Ratios
96.8%
The profitable GAAP combined ratio and improvements in re-estimated accident year combined ratios reflect our disciplined culture.
2006
2007
2008
2009#
2010
97.9%
95.4%
98.0%
93.3%
97.8%
93.2%
98.5%
95.0%
99.7%
Re-estimated AY Combined Ratio†
 (as of 9/30/2011)
94.4%*
94.5%*
92.8%*
98.3%
†The re-estimated AY combined ratio reflects reserve adjustments made following the accident year, for example, the 94.4% re-estimated 2006 AY combined ratio reflects new loss development information gathered over the 4.75 years from 12/31/2006 to 9/30/2011; the 94.5% re-estimated 2007 AY combined ratio reflects new loss development gathered over the 3.75 years from 12/31/2007 to 9/30/2011; etc.
* The 2006 - 2007 initial and re-estimated AY combined ratios excludes Century. The 2008 re-estimated AY combined ratio includes a pro-rata portion of the Century AY
2008 development for the 5 post-merger months.
# 2009 AY and CY expense ratio reflects expense reclassification as disclosed in our May 3, 2010 8-k filing with the SEC.
99.9%
99.0%
99.0%
99.0%
2011

Conservative Investment Philosophy
We maintain a high-quality, low-risk investment portfolio.
Portfolio Allocation and Quality
NOTE: Data above as of September 30, 2011
  Low equity risk exposure
        98% fixed income and
 cash
      2% equity

  High credit quality

       99% of bonds are
 investment grade
       Average S&P rating of
 AA/Moody’s of Aa3
  Interest Rate Risk Protection
       Hold to maturity
       High credit quality =
 low historical
 impairments
       Access to additional
 capital if needed

Our high quality investment portfolio is well matched to our loss reserves and generates a predictable stream of income.
  Net investment income
 has grown to $55M in the
 TTM 9/30/11 from $26M in
 2007
  Invested asset base
 increased to $1.4B at
 9/30/2011, from $0.6B at
 12/31/2007
  Pre-tax book yield was
 4.1% at 9/30/2011 vs.
 4.5% at 12/31/2007
  The duration of our
 portfolio increased to 4.9
 years at 9/30/2011 from
 4.4 years at 12/31/2007
  The duration on net
 reserves of $853M is
 approximately 3.7 years
Pre-tax Net Investment Income ($ in M) and Average
Investment Yield
*4.4
*4.8
*5.1
*5.0
*4.9
*Effective Duration

Strong Capital and Liquidity Position
We are working from a strong capital position as our surplus levels support future growth, our debt levels are low, our dividend payout ratio is sustainable, and we have the ability to fund additional share repurchases.
  Statutory Premium Leverage (TTM 9/30/11) Actual Targeted Maximum
 • GWP to Statutory Surplus  2.3 to 1  2.75 to 1
 • NWP to Statutory Surplus  2.0 to 1  2.25 to 1
  Debt to Equity (9/30/11): 18.7%; 4.7% excluding debentures
  Debt to Total Capital (9/30/11): 15.8%; 4.0% excluding debentures
  Dividend yield (at 11/4/11): 1.9%
  Dividend payout ratio* (TTM 9/30/11): 18.1%
  During the first nine months of 2011 we repurchased 2.2M shares at an average cost of
 $9.19 per share; these accretive share repurchases increased book value per share by
 $0.09.
  Management is authorized to repurchase up to an additional 5M shares
 *Dividend payout ratio calculated as: TTM 9/30/11 dividends paid / TTM 9/30/11 Net Operating Income

III. Financial Review

Financial Highlights - YTD September 30, 2011
Highlights ($ in M, except per share amounts)
Despite the unusual second quarter 2011 storms, we continue to achieve profitable growth.

YTD Expense Ratio Analysis

Reduction in internal expense ratio reflects a reduction in variable compensation and the leveraging of fixed costs over a larger premium base.
Net earned premium   $486.1M    $545.7M
Policy acquisition   $168.3M   $184.6M
and other u/w expenses
Expense ratio  34.6%   33.8%

YTD Loss & LAE Ratio Analysis

YTD GAAP Loss & LAE Ratio and Accident Year Loss & LAE Ratio Analysis
GAAP Loss & LAE
AY Loss & LAE
65.2%

Underwriting & Pricing Actions Taken

 Workers Comp Rate Increases:
  California: 26.9% cumulative rate increase since 2008 (7.7% effective 3/1/11, 9.2% effective
 4/1/10, 10.0% effective 10/1/09)
  Additional 7.5% rate increase to be effective 4/15/12
   Florida: 7.8% (effective 1/1/11)
  Additional 8.9% rate increase to be effective 1/1/12
  New Jersey: 3.9% (effective 1/1/11)
 Underwriting Actions:
  Took action on certain workers’ compensation programs securing significant rate increases, as well as restricting business from certain states and classes of business
  Took action on a national transportation program securing significant rate increases, as well as tightening underwriting procedures through review of driver records
  Maintain culture of “early intervention” through continuous review of all programs and books of business to ensure that our profitability targets are met
We actively manage our business to achieve profitable results.

Full Year 2011 and 2012 Guidance
Looking ahead, we believe our balanced business model positions us well to continue to deliver predictable earnings
* The Q2 unusual storm losses were
$7.8M net of tax or $0.15/diluted
share.

IV. Investment Considerations

Investment Considerations

  Balanced business model delivers consistent, profitable results
  Average GAAP combined ratio of 95.2% (2007-Present)
  GAAP combined ratio standard deviation of 2.0% (2007-Present)
  Average ROAE (net operating income)10.4% (2007-Present)
  Proven history of generating profitable growth
  Revenue CAGR (2007-Present): 26%
  Net Operating Income CAGR (2007-Present): 20%
  BVPS CAGR (2007-Present): 9%
  Strong balance sheet
  Current capital and low debt levels position us well to fund future growth
  High-quality, low-risk investment portfolio
  Disciplined reserving culture and track record of reserve adequacy
  Proactive capital management
  Since 2008 we have returned $81M, or 44% of net operating income, to shareholders through dividends and share repurchases
  Quarterly dividend initiated in 2008; increased to $0.05 per share in 2011
  Management authorized to repurchase up to 5M shares